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                                                                    EXHIBIT 99.2

                                PULTE HOMES, INC.

         PROXY SOLICITED BY THE BOARD OF DIRECTORS OF PULTE HOMES, INC.
               SPECIAL MEETING OF SHAREHOLDERS - [_________], 2001

William J. Pulte and Robert K. Burgess, and each of them, with full power of substitution and resubstitution, are hereby authorized to represent and vote the stock of the undersigned as the undersigned's proxy at the Special Meeting of Shareholders to be held [_________], 2001, and at any adjournment or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE FOLLOWING PROPOSAL:

         THE ISSUANCE OF COMMON SHARES, PAR VALUE $0.01 PER SHARE OF PULTE HOMES, INC. TO THE HOLDERS OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF DEL WEBB CORPORATION PURSUANT TO THE MERGER OF PULTE ACQUISITION CORPORATION, A WHOLLY OWNED SUBSIDIARY OF PULTE HOMES, INC., INTO DEL WEBB CORPORATION AND UPON THE EXERCISE OF OPTIONS TO ACQUIRE DEL WEBB CORPORATION COMMON STOCK OUTSTANDING AFTER COMPLETION OF THE MERGER.


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PLEASE MARK, DATE AND SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE
ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.
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The signature of shareholder should correspond exactly with the name set forth on this proxy card. Joint owners should each sign individually. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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      HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

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/ X /    PLEASE MARK VOTES
         AS IN THIS EXAMPLE

                                PULTE HOMES, INC.

The undersigned hereby acknowledges receipt of the notice of the Special Meeting of Shareholders and the proxy statement relating thereto.

The signature of shareholder should correspond exactly with the name set forth on this proxy card. Joint owners should each sign individually. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

The undersigned hereby revokes any proxy or proxies heretofore given to vote such stock, and hereby ratifies and confirms all that said attorneys and proxies, or other substitutes, may do by virtue hereof. If only one attorney and proxy shall be present and acting, then that one shall have and may exercise all the powers of said attorneys and proxies.

Mark box at right if an address change or comment has been noted on [ ] the reverse side of this card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1. The issuance of common shares, par value $0.01 per share of Pulte Homes, Inc. to the holders of common stock, par value $0.001 per share, of Del Webb Corporation pursuant to the merger of Pulte Acquisition Corporation, a wholly owned subsidiary of Pulte Homes, Inc., into Del Webb Corporation and upon the exercise of options to acquire Del Webb Corporation common stock outstanding after completion of the merger.

                           For     Against     Abstain
                          [   ]   [       ]   [        ]

2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.




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CONTROL NUMBER:
RECORD DATE SHARES:





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Please be sure to sign and date this Proxy:          Date
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Shareholder sign here                       Co-owner sign here

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